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                                                                   EXHIBIT 23.1



CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-03519) of SIBIA Neurosciences, Inc. of our report dated February 25, 1998 appearing on page F-2 of this Form 10-K.


/s/ PRICE WATERHOUSE LLP
---------------------------------
    PRICE WATERHOUSE LLP

San Diego, California
March 27, 1998